[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and the registrant customarily and actually treats as private and confidential.
FIRST AMENDMENT
TO
SUPPLY AGREEMENT
THIS FIRST AMENDMENT to the Supply Agreement dated February 28, 2018 (this “First Amendment”) is effective as of December 6, 2019 (the “First Amendment Effective Date”), and is by and between Spectrum Pharmaceuticals, Inc. (“Spectrum”) and Hanmi Pharmaceutical Co., Ltd. (“Hanmi”). Spectrum and Hanmi may each be referred to individually herein as a “Party,” and collectively as the “Parties.”
WHEREAS, Spectrum and Hanmi entered into that certain Supply Agreement effective February 28, 2018 (the “Agreement”); and
WHEREAS, the Parties desire to revise certain terms and conditions relating to Spectrum’s purchases of Product during the Term.
NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:
1.All capitalized terms used but not otherwise defined herein shall have the same meaning as set forth in the Agreement.
2.Amendment of Section 1. Section 1 of the Agreement (titled “Definitions”) is hereby amended by (i) deleting therefrom the definitions of “Post-Filing Purchase Order” and “Stockpiled Amount,” and (ii) adding thereto the following definitions:
“First Option” has the meaning stated in Section 2.1.6.1.
“First Option Purchase Order” has the meaning stated in Section 2.1.6.1.
“Post-BLA Acceptance Purchase Order” has the meaning stated in Section 2.1.2.
“Second Option” has the meaning stated in Section 2.1.6.2.
“Second Option Purchase Order” has the meaning stated in Section 2.1.6.2.
“Second Post-Approval Purchase Order” has the meaning stated in Section 2.1.5.
3.Amendment of Section 2.1.2. Section 2.1.2 of the Agreement (titled “Post-Filing Purchase Order”) is hereby deleted from the Agreement in its entirety and is replaced by the amended Section 2.1.2 (titled “Post-BLA Acceptance Purchase Order”) set forth below. For the avoidance of doubt, the Parties acknowledge and agree that, upon the Parties’ execution of this First Amendment, the purchase obligation described in the initial (as originally executed) version

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of Section 2.1.2 — i.e., Spectrum’s obligation to issue a purchase order for [***] of Product to Hanmi no more than [***] following the filing of the Eflapegrastim BLA - shall be deemed void ab initio, and shall be superseded by the amended Section 2.1.2 set forth below:
“2.1.2 Post-BLA Acceptance Purchase Order. No more than [***] after Spectrum receives a “Filing Letter” (as defined in FDA SOPP 8401: Administrative Processing of Original Biologies License Applications (BLA) and New Drug Applications (NDA)) from FDA reflecting FDA’s acceptance of the Eflapegrastim BLA (“the BLA”) filing, Spectrum shall issue an irrevocable binding Purchase Order to Hanmi for no less than [***] of the Product (the “Post-BLA Acceptance Purchase Order”), and Hanmi shall Produce and deliver the ordered amount of Saleable Product to Spectrum not later than [***] after the date of issuance of such Post-BLA Acceptance Purchase Order at a purchase price of $[***].”
4.Amendment of Section 2.1.3. Section 2.1.3 of the Agreement (titled “Post-Approval Purchase Order”) is hereby deleted from the Agreement in its entirety and is replaced by the following amended Section 2.1.3:
“2.1.3 Post-Approval Purchase Order. No more than [***] after the later of (i) FDA’s approval (licensure) of the BLA, and (ii) Spectrum’s acceptance of the [***] of Saleable Product delivered under the Post-BLA Acceptance Purchase Order, Spectrum shall issue an irrevocable binding Purchase Order to Hanmi for no less than [***] of the Product (the “Post-Approval Purchase Order,” and, together with the Pre-Filing Purchase Order, the Post-BLA Acceptance Purchase Order, and the Second Post-Approval Purchase Order, the “Pre-Agreed Purchase Orders”), and Hanmi shall Produce and deliver the ordered amount of Saleable Product not later than [***] after the date of issuance of such Post-Approval Purchase Order at a purchase price of $[***].”
5.Amendment of Section 2.1.4. The first sentence of Section 2.1.4 of the Agreement (titled “Additional Purchase Orders”) is hereby amended by deleting therefrom the words “during the calendar years 2018 through 2020” and replacing them with the words “doting the calendar years 2020 through 2022.”
6.Amendment of Section 2.1.5. Section 2.1.5 of the Agreement (titled “Spectrum Option”) is hereby deleted from the Agreement in its entirety and is replaced by the following amended Section 2.1.5 (titled “Second Post-Approval Purchase Order”):
“2.1.5 Second Post-Approval Purchase Order. No more than [***] after accepting Hanmi’s delivery of the Saleable Product ordered under the Post-Approval Purchase Order, but no earlier than [***] after the date of such Post-Approval Purchase Order, Spectrum shall issue an irrevocable binding Purchase Order to Hanmi for no less than [***] of the Product (the “Second Post-Approval Purchase Order”), and Hanmi shall Produce and deliver the ordered amount of Saleable Product not later than [***] after the date of issuance of such Second Post-Approval Purchase Order at a purchase price of $[***].”
7.Amendment of Section 2.1.6. Section 2.1.6 of the Agreement (titled “Post-Approval Stockpile ‘Put’ Option”) is hereby deleted from the Agreement in its entirety and is replaced by the following amended Section 2.1.6 (titled “Spectrum Options”), including Subsections 2.1.6.1 and 2.1.6.2:
“2.1.6 Spectrum Options. In addition to the purchases described in Sections 2.1.1 through 2.1.5 above, Spectrum shall have the following unilateral purchase options:
2.1.6.1    The First Option ([***]). Spectrum shall have a unilateral option to order [***] of Product from Hanmi (the “First Option”), and it may exercise such First Option by issuing an irrevocable binding Purchase Order to Hanmi (the “First Option Purchase Order”) not later than [***] after accepting Hanmi’s delivery of the Saleable Product ordered under the Second Post-
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Approval Purchase Order. If Spectrum in its discretion exercises the First Option, Hanmi shall Produce and deliver the ordered amount of Saleable Product not later than [***] after the date of issuance of such First Option Purchase Order at a purchase price of $[***].
2.1.6.2    The Second Option ([***]). If Spectrum exercises the First Option, the Spectrum shall also have a unilateral option to order an [***] of Product from Hanmi (the “Second Option”), and it may exercise such Second Option by issuing an irrevocable binding Purchase Order to Hanmi (the “Second Option Purchase Order”) not later than [***] after accepting Hanmi’s delivery of the Saleable Product ordered under the First Option Purchase Order. If Spectrum in its discretion exercises the Second Option, Hanmi shall Produce and deliver the ordered amount of Saleable Product not later than [***] after the date of issuance of such Second Option Purchase Order at a purchase price of $[***].”
8.Amendment of Section 2.1.7. The first sentence of Section 2.1.7 of the Agreement (titled “True Up”) is hereby amended by deleting therefrom the parenthetical phrase “(including the Stockpiled Amount).”
9.Amendment of Section 2.1.8. The Section 2.1.8 of the Agreement (titled “Subsequent Purchase Orders”) is hereby amended as follows:
a.    The first sentence of Section 2.1.8 is amended by deleting the words “third anniversary” therefrom and replacing them with the words “fourth anniversary.”
b.    The last sentence of Section 2.1.8 is amended by deleting the words “and Stockpiled Amount” therefrom.
10.Except as expressly provided in this First Amendment, all terms, conditions, and provisions of the Agreement shall apply and remain in full force and effect.
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11.To the extent that any of the terms and conditions in the Agreement shall contradict or be in conflict with the terms and conditions of this First Amendment, such terms and conditions are hereby deemed modified or amended by the terms and conditions of this First Amendment.
IN WITNESS WHEREOF, the Parties have, by their duly authorized representatives, executed this First Amendment, effective as of the First Amendment Effective Date.

SPECTRUM PHARMACEUTICALS, INC.	HANMI PHARMACEUTICAL CO., LTD.
Signature: /s/ Thomas J Riga	Signature: /s/ Se Chang Kwon
Name: Thomas J Riga	Name: Se Chang Kwon
Title: Chief Operating Officer	Title: President and CEO
Date: Decembers 6, 2019	Date: December 6, 2019

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